OTHER INCOME, NET	12 Months Ended
Mar. 31, 2025
Other Income and Expenses [Abstract]
OTHER INCOME, NET

15. OTHER INCOME, NET

Other income, net, consists of the following:

	Year ended March 31,
	2023	2024	2025
	USD	USD	USD

Site management income	39,184	-	33,030
Sublease income	143,590	-	-
Machinery rental	-	-	225,031
Sale of scrap material/ Mud	411,636	182,397	119,410
Government grants	18,462	-	-
Parking fines	(51,538)	(69,051)	(80,028)
Other income (expense)	26,797	3,051	(7,106)
Total other income, net	588,131	116,397	290,337

Additionally, the Company entered into a supply agreement to sell rock to a customer. As part of the arrangement, the Company will arrange for delivery of raw materials to the facility designated by the customer.